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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT JUNE 14, 2001


                        COMMISSION FILE NUMBER 333-20525



                           SICKBAY HEALTH MEDIA, INC.
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             (Exact Name of Registrant as specified in its charter)



            UTAH                                           22-2223126
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   (State of Incorporation)                          (IRS Identification No.)



                              510 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747
                                  631/694-0040
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         (Registrant's Address, including ZIP Code and telephone number)

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ITEM 5. RESIGNATION OF A DIRECTOR

On June 7, 2001 Mark Basile resigned in his capacities as Sickbay Health Media, Inc.'s (the "Registrant") Chairman of the Board of Directors and Chief Executive Officer. Mr. Basile's resignation was not a result of any disagreement with the Registrant. Dr. Allen Motola was appointed as the Registrant's Chairman of the Board. The vacancy in the Chief Executive Officer's position has not yet been filled.



                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Sickbay Health Media, Inc.
                                         --------------------------
                                                (Registrant)


                                         By: /s/ ALLEN MOTOLA
                                             -----------------------------------
                                                 Dr. Allen Motola
                                                 President



Date: June 14, 2001